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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-82369) of S1 Corporation of our report dated June 8, 2001 relating to the financial statements of the S1 Corporation 401 (k) Savings Plan, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP

Atlanta, GA

June 29, 2001